                                                                  Exhibit (a)(3)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

If you have sold or transferred all your American Depositary Shares, commonly known as ADSs, in Siderca S.A.I.C. ("Siderca"), please send this ADS letter of transmittal together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

This document should be read in conjunction with the prospectus of Tenaris S.A. (the "Company") dated November 8, 2002. The definitions used in the prospectus apply to this ADS letter of transmittal. All terms and conditions contained in the prospectus for the offer to exchange ADSs of the Company for Siderca ADSs are deemed to be incorporated in and form part of this ADS letter of transmittal.

                           ADS LETTER OF TRANSMITTAL

                     TO EXCHANGE AMERICAN DEPOSITARY SHARES
                  (EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS)
                                       OF

                                SIDERCA S.A.I.C.
                                      FOR
                           AMERICAN DEPOSITARY SHARES
                  (EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS)
                                       OF

                                  TENARIS S.A.
                           PURSUANT TO THE PROSPECTUS
                             DATED NOVEMBER 8, 2002

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME (7:00 P.M., BUENOS AIRES TIME), ON DECEMBER 13, 2002, UNLESS EXTENDED.

               The U.S. exchange agent for the exchange offer is:

                              JPMORGAN CHASE BANK

                            By Facsimile Transmission:
         By Mail:           (For Eligible Institutions    By Overnight Courier:              By Hand:
                                      Only)
   JPMorgan Chase Bank                                     JPMorgan Chase Bank         JPMorgan Chase Bank
 c/o EquiServe Corporate          (781) 575-4826         c/o EquiServe Corporate    c/o Securities & Transfer
      Reorganization                                        Reorganization 40           Reporting Services
      P.O. Box 43006             For Confirmation            Campanelli Drive       100 William St., Galleria
Providence, RI 02940-3006           Telephone:             Braintree, MA 02184          New York, NY 10038
                                  (781) 575-4816

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE DEPOSITORY TRUST & CLEARING CORPORATION ("DTCC") WILL NOT CONSTITUTE VALID DELIVERY TO THE U.S. EXCHANGE AGENT.

The instructions accompanying this ADS letter of transmittal should be read carefully before this ADS letter of transmittal is completed.

THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING SIDERCA ADSs. DO NOT USE THIS LETTER OF TRANSMITTAL FOR ANY OTHER PURPOSE.

If you exchange Siderca ADSs for ADSs of the Company, you will receive one ADS of the Company for every 1.0933 Siderca ADSs tendered.

                ACTION TO BE TAKEN TO ACCEPT THE EXCHANGE OFFER

Please read the detailed instructions on how to complete this ADS letter of transmittal. This ADS letter of transmittal should only be used to accept the exchange offer if you are a registered holder of Siderca ADSs. Siderca shares, except insofar as they are represented by ADSs, cannot be tendered by means of this ADS letter of transmittal. If you wish to tender Siderca shares which are not represented by ADSs, you have to use a separate form of acceptance for Siderca shares and deliver such form along with your Siderca shares to the Argentine exchange agent. You can obtain such a form of acceptance from the information agent or the Argentine exchange agent.

All ADS letters of transmittal, American Depositary Receipts, commonly referred to as ADRs, of Siderca evidencing Siderca ADSs, and other required documents delivered to the U.S. exchange agent by holders of Siderca ADSs will be deemed, without any further action by the U.S. exchange agent, to constitute acceptance by those holders of the exchange offer with respect to those Siderca ADSs, and the shares of Siderca represented thereby, subject to the terms and conditions set forth in the prospectus dated November 8, 2002, any supplements or amendments thereto, and this ADS letter of transmittal.

If you tender certificated Siderca ADSs, you will receive your new ADSs of the Company in book-entry form, through the direct registration system maintained by JPMorgan Chase Bank, as depositary. JPMorgan Chase Bank will mail you a statement setting forth your ownership interest. If you tender Siderca ADSs by book-entry delivery through DTCC, you will receive your ADRs of the Company by book-entry delivery through DTCC.

Your acceptance of the exchange offer is on the terms and subject to the conditions contained in the prospectus and in this ADS letter of transmittal. In the event of an inconsistency between the terms and procedures in this ADS letter of transmittal and the prospectus, the terms and procedures in the prospectus shall govern. Please contact the information agent toll free at the address or telephone numbers set forth on the back cover of this ADS letter of transmittal to discuss any inconsistency.

---------------------------------------------------------------------------------------------------------------
                           DESCRIPTION OF SIDERCA ADSS TENDERED (SEE INSTRUCTION 2)
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          ADSS TENDERED
  (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON SIDERCA
                           ADR(S))                                 (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                 SIDERCA      OF SIDERCA ADSS     NUMBER OF
                                                                ADR SERIAL      EVIDENCED BY     SIDERCA ADSS
                                                                NUMBER(S)       SIDERCA ADRS      TENDERED*
                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

 Employer Identification No. or Social Security
                                                             ---------------------------------------------
 No. ---------------.
---------------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated, it will be assumed that all Siderca ADSs delivered to the U.S. exchange agent are being tendered. See Instruction 3.
 You must complete the box headed "Sign Here" in accordance with the instructions therein and, if appropriate, the boxes headed "Special Delivery Instructions" and "Special Issuance Instructions."
---------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: JPMorgan Chase Bank, as U.S. exchange agent:

I hereby instruct you, as the U.S. exchange agent to accept the exchange offer on my behalf with respect to the above described Siderca ADSs (which expression shall in this ADS letter of transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Siderca shares represented thereby), subject to the terms and conditions set forth in the prospectus, any supplements or amendments thereto, and this ADS letter of transmittal. I hereby acknowledge that delivery of this ADS letter of transmittal and of the Siderca ADSs and other required documents delivered to the U.S. exchange agent in connection herewith will be deemed, without any further action by the U.S. exchange agent, to constitute acceptance of the exchange offer by me with respect to these Siderca ADSs, subject to the rights of withdrawal set out in "Part Three--The Exchange Offer--Withdrawal rights" in the prospectus and the terms and conditions set forth in this ADS letter of transmittal.

I understand that my acceptance of the exchange offer pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between me and the Company upon the terms and subject to the conditions of the exchange offer.

I hereby deliver to the U.S. exchange agent for tender to the Company the above-described ADSs in accordance with the terms and conditions of the prospectus, any supplements or amendments thereto, and this ADS letter of transmittal.

If I or someone acting on my behalf executes an ADS letter of transmittal, upon the terms of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extensions or amendments, I hereby represent and warrant to the Company and agree with the Company that:

- I accept the exchange offer in respect of the number of Siderca ADSs inserted in this ADS letter of transmittal or tendered with an agent's message on the terms and subject to the conditions set forth in the prospectus and this ADS letter of transmittal and I will execute all other documents deemed by the Company to be necessary or desirable to perfect the transfer of title in respect of these ADSs and the Siderca shares represented by these ADSs, subject only to the right to withdraw the tendered ADSs in accordance with the terms as described under "Part Three--The Exchange Offer--Withdrawal rights" in the prospectus;

- I have the full power and authority to tender and assign my Siderca ADSs, as specified in this ADS letter of transmittal;

- my Siderca ADSs are being transferred to the Company free from all liens, equities, charges and encumbrances and together with all rights that they now have or may acquire in the future, including voting rights and the right to all dividends, other distributions and interest payments hereafter declared, made or paid;

- unless I withdraw my ADSs in accordance with the terms of the exchange offer, I irrevocably authorize and instruct the U.S. exchange agent to deliver my Siderca ADSs or the Siderca shares represented by these ADSs to the Company upon confirmation of receipt by the U.S. exchange agent of the ADSs of the Company deliverable to me in exchange for those Siderca ADSs and, further, to do all such other acts and things as may in its opinion be necessary or expedient for the purposes of, or in connection with, the consummation of the exchange offer and the transfer to the Company or its nominee of all of my Siderca ADSs or the Siderca shares represented by these ADSs and all rights attaching to these Siderca ADSs and the Siderca shares represented by these ADSs;

- unless I withdraw my ADSs in accordance with the terms of the exchange offer, I irrevocably authorize and instruct the Company and its agents to record and act upon any instructions with regard to notices and payments which have been recorded in the records of the Company in respect of my Siderca ADSs and the Siderca shares represented by the ADSs;

- I have been advised to consult with my own advisors as to the consequences of participating or not participating in the exchange offer;

- I will ratify each and every act which may be done or performed by the Company, Siderca, and any of their directors or agents in the proper exercise of all powers and authorities granted to them by me as a result of my participation in the exchange offer;

- neither I nor any of my agents nor any person on whose behalf I am tendering Siderca ADSs has granted to any person any right to acquire any of the Siderca ADSs that I am tendering or any other right with respect to these Siderca ADSs;

- after the Company has delivered the requisite shares to the depositary, I will receive my ADSs of the Company from the depositary in book-entry form through the direct registration system maintained by the depositary; and

- all authority herein conferred or agreed to be conferred by me shall not be affected by, and shall survive, my death or incapacity, and all of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns.

I undertake, represent and warrant that if any provision of this ADS letter of transmittal shall be unenforceable or invalid or shall not operate so as to afford the Company or the U.S. exchange agent or their respective agents the benefit of the authority expressed to be given in this ADS letter of transmittal, I shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Company or the U.S. exchange agent to secure the full benefits of this ADS letter of transmittal.

By executing this ADS letter of transmittal or delivering an agent's message, I agree that, effective from and after the date Siderca ADSs are accepted,

- the Company will be entitled to direct the exercise of any votes attaching to the Siderca shares represented by the Siderca ADSs in respect of which the exchange offer has been accepted or is deemed to have been accepted and any other rights and privileges attaching to the Siderca shares represented by the Siderca ADSs, including any right to call a meeting of the shareholders; and

- the execution of this ADS letter of transmittal and its delivery to the U.S. exchange agent and the delivery of the ADS letter of transmittal by agent's message will constitute:

- my authority to send any notice, circular, document or other communications which may be required to be sent to me to the Company at the Company's registered office;

- my authority to the Company to sign any consent to execute a form of proxy for the Siderca shares represented by the Siderca ADSs in respect of which the exchange offer has been accepted or is deemed to have been accepted appointing any person nominated by the Company to attend ordinary meetings of shareholders of Siderca and to exercise the votes attaching to those shares on my behalf;

- my irrevocable authority and appointment of the Company as my true and lawful agent and attorney-in-fact for these Siderca ADSs and the Siderca shares represented by the ADSs, and any such other securities or rights, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to:

     - deliver these Siderca ADSs, and any such other securities or rights issued or issuable in respect of these Siderca ADSs, or transfer the ownership of these Siderca ADSs, and any other securities or rights issued or issuable in respect of these Siderca ADSs, on the account books maintained by DTCC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company; and

     - cancel these Siderca ADSs and deliver the shares underlying such ADSs, and any other securities or rights issued or issuable in respect of such shares, or transfer the ownership of such shares, and any other securities or rights issued or issuable in respect of such shares, on the central depositary system maintained by the Caja de Valores of Argentina, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of these Siderca ADSs and the Siderca shares represented by the ADSs, and any such other securities or rights issued or issuable in respect of these Siderca ADSs or Siderca shares, all in accordance with the terms of the exchange offer; and

- my agreement not to exercise any of these rights without the Company's consent and an irrevocable undertaking not to appoint a proxy for or to attend ordinary meetings of shareholders.

If I withdraw my Siderca ADSs in accordance with the terms of the exchange offer, the appointment by proxy above will terminate from the time of withdrawal.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," I hereby instruct the Company to issue, or cause to be issued, the ADSs of the Company, evidenced by the ADRs of the Company, issued in exchange for my tendered Siderca ADSs in the name or names of the registered holders appearing herein in the box entitled "Description of Siderca ADSs Tendered."

Similarly, unless otherwise indicated herein under "Special Delivery Instructions," I hereby instruct the Company to deliver, or cause to be delivered, the ADSs of the Company in book-entry form through the direct registration system maintained by the depositary, issued in exchange for my tendered Siderca ADSs, and to deliver the statement therefore to the address or addresses of the registered holders appearing herein in the box entitled "Description of Siderca ADSs Tendered."

In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, I hereby instruct the Company to issue, or cause to be issued, the ADSs of the Company in book-entry form issued in exchange for my tendered Siderca ADSs, in the name of the person or persons so indicated and deliver, or cause to be delivered, the ADSs of the Company in book-entry form recorded in the registration system maintained by the depositary, to be issued in exchange for my tendered Siderca ADSs to the person or persons and to the addresses of the person or persons so indicated.

In the case of a book-entry delivery of the Siderca ADSs, I hereby instruct the Company to arrange to credit the account maintained by my agent at DTCC with ADSs of the Company issued in exchange for the Siderca ADSs tendered in book-entry form.

I recognize that the Company will not transfer any Siderca ADSs from the name of the registered holder and will return any Siderca ADSs to the registered holder if the Company does not accept for exchange any of the Siderca ADSs so tendered.

The terms and conditions of the exchange offer contained in the prospectus, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS letter of transmittal, which shall be read and construed accordingly.

This ADS letter of transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the exchange offer shall not be made, until the Siderca ADSs being tendered and all other required documentation have been received by the U.S. exchange agent as provided in the prospectus and this ADS letter of transmittal.

Unless the "Special Delivery Instructions" box is completed, the address of the holder inserted in the box entitled "Description of Siderca ADSs Tendered" is the address to which the consideration will be sent.

[ ] Check here if any of the Siderca ADRs representing Siderca ADSs that you own have been lost or destroyed. See Instruction 9.

    Number of Siderca ADSs represented by lost or destroyed Siderca ADR(s):

In case of questions, daytime telephone number where I can be reached:
                    .

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (INSTRUCTIONS 1, 4, 5 AND 6)

[ ] Check box ONLY if the ADSs of the Company, evidenced by ADRs of the Company, and the check for the proceeds from the sale of any fractional ADSs of the Company with respect to Siderca ADSs accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue to:

Name: --------------------------------------------------------------------------
                      (PLEASE PRINT: FIRST, MIDDLE AND LAST NAME)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (EMPLOYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

                         SPECIAL DELIVERY INSTRUCTIONS
                          (INSTRUCTIONS 1, 4, 5 AND 6)

[ ] Check box ONLY if the ADSs of the Company and the check for the proceeds from the sale of any fractional ADSs of the Company with respect to Siderca ADSs accepted for exchange are to be sent to someone other than the undersigned at an address other than that shown above.

Mail to:

Name: --------------------------------------------------------------------------
                      (PLEASE PRINT: FIRST, MIDDLE AND LAST NAME)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (EMPLOYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

DATED:
------------------------, 2002

Must be signed by registered holder(s) exactly as name(s) appear(s) on Siderca ADR(s) evidencing the Siderca ADS(s) or by person(s) to whom Siderca ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith.

If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 4.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area code and telephone no.:
--------------------------------------------------------------------------------

Employer Identification No. or
Social Security No.:
--------------------------------------------------------------------------------
                                   (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 4)

Authorized signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area code and telephone no.:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF ADS LETTER OF TRANSMITTAL AND SIDERCA ADSS.

You can validly tender your Siderca ADSs by following the instructions below.

Siderca ADSs in Certificated Form. If you hold your Siderca ADSs in certificated form, you will need to do each of the following before the expiration date:

- complete and execute this ADS letter of transmittal in accordance with the instructions contained herein; and

- deliver this properly completed and duly executed ADS letter of transmittal, together with the ADRs evidencing your Siderca ADSs and any other documents specified in this ADS letter of transmittal, to the U.S. exchange agent at the address shown on the cover of this ADS letter of transmittal.

Your signature on this ADS letter of transmittal must in certain circumstances be guaranteed by a financial institution eligible to do so because it is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. These institutions are commonly referred to as eligible institutions. Most banks, savings and loans associations and brokerage houses are participants in these programs and therefore eligible institutions. You do not need to have your signature guaranteed by an eligible institution if:

- you are the registered holder of the Siderca ADSs tendered and you have not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" in this ADS letter of transmittal; or

- you are tendering Siderca ADSs for the account of an eligible institution.

If Siderca ADSs are forwarded to the U.S. exchange agent in multiple deliveries, a properly completed and duly executed ADS letter of transmittal must accompany each delivery.

If the ADSs are registered in the name of a person other than the signatory of the ADS letter of transmittal, then the tendered ADRs must be endorsed or accompanied by appropriate stock powers. The stock powers must be signed exactly as the name or names of the registered owner or owners appear on the ADRs, with the signatures on the ADRs or stock powers guaranteed as described above and in accordance with the instructions in the ADS letter of transmittal.

Siderca ADSs in Book-Entry Form. If you hold your Siderca ADSs in book-entry form in a brokerage or custodian account through an agent, including a broker, dealer, bank, trust company or other financial intermediary, you will need to timely instruct your agent to tender the Siderca ADSs on your behalf before the expiration date by:

- causing DTCC to transmit an agent's message via DTCC's confirmation system to the U.S. exchange agent stating that DTCC has received an express acknowledgment from a participant in DTCC that the participant tendering ADSs has received and agrees to be bound by the terms and conditions of the exchange offer stated in the prospectus and this ADS letter of transmittal; and

- making a book-entry transfer of your Siderca ADSs to the account established by the U.S. exchange agent at DTCC for the purpose of receiving these transfers.

The U.S. exchange agent will establish an account at DTCC with respect to the Siderca ADSs held in book-entry form for purposes of this exchange offer. Any financial institution that is a participant in DTCC's systems may make book-entry delivery of Siderca ADSs by causing DTCC to transfer the Siderca ADSs into the U.S. exchange agent's account at DTCC. This must be done in accordance with DTCC's procedure for book-entry transfers.

The method of delivery of Siderca ADSs, the ADS letter of transmittal and all other required documents is at your option and risk. Siderca ADSs will be deemed delivered only when actually received by the U.S. exchange agent. In all cases, sufficient time should be allowed to ensure a timely delivery. If you deliver the materials by mail, then registered mail with return receipt requested and proper insurance is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Delivery should be effected as soon as possible but no later than 5:00 p.m., New York City time, on December 13, 2002, unless the exchange offer is extended.

No alternative, conditional or contingent tenders will be accepted. By executing this ADS letter of transmittal you waive any right to receive any notice of the acceptance of your Siderca ADSs for exchange.

2. INADEQUATE SPACE. If the space provided herein is inadequate, you should list on a separate schedule attached hereto the serial number of the Siderca ADRs, the total number of Siderca ADSs represented by these Siderca ADRs and the number of Siderca ADSs tendered.

3. PARTIAL TENDERS. If you wish to tender fewer than all of your Siderca ADSs evidenced by ADRs that you deliver to the U.S. exchange agent, you should indicate this in this ADS letter of transmittal by filling in the number of Siderca ADSs which are to be tendered in the box entitled "Number of Siderca ADSs Tendered." In such case, a new ADR for the remainder of the Siderca ADSs represented by the old ADR will be sent to the person(s) signing this ADS letter of transmittal, or delivered as such person(s) properly indicate(s) thereon, as promptly as practicable after the tendered Siderca ADSs are accepted for exchange pursuant to the exchange offer.

If you do not specify otherwise in this ADS letter of transmittal, the Company will assume that you intend to tender all of the ADSs that you deliver to the U.S. exchange agent. In the case of partial tenders, Siderca ADSs not tendered will not be reissued to a person other than the registered holder.

4. SIGNATURES ON ADS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this ADS letter of transmittal is signed by the registered holder(s) of the Siderca ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

If any of the Siderca ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS letter of transmittal.

If any of the Siderca ADSs tendered in the exchange offer are registered in different names on several Siderca ADRs, it will be necessary to complete, sign and submit as many separate ADS letters of transmittal as there are different registrations of Siderca ADRs.

If this ADS letter of transmittal or any Siderca ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to act must be submitted.

When this ADS letter of transmittal is signed by the registered holder(s) of the Siderca ADSs listed and transmitted hereby, no endorsements of Siderca ADRs or separate stock powers are required unless ADSs of the Company, evidenced by ADRs of the Company, are to be issued to a person other than the registered holder(s). Signatures on these Siderca ADRs or stock powers must be guaranteed by an eligible institution.

If this ADS letter of transmittal is signed by a person other than the registered holder(s) of the Siderca ADSs listed, the Siderca ADRs must be endorsed or accompanied by appropriate stock powers. The stock powers must be signed exactly as the name or names of the registered holder or holders appear on the Siderca ADRs evidencing such Siderca ADSs. Signatures on these ADRs or stock powers must be guaranteed by an eligible institution.

5. SECURITY TRANSFER TAXES. The Company will pay, or cause to be paid, any security transfer taxes with respect to the exchange of Siderca ADSs for ADSs of the Company or the issue of ADSs of the Company in exchange for Siderca ADSs in the exchange offer or the sale by the U.S. exchange agent of ADSs (or shares) of the Company in order that no fractional ADSs of the Company are issued to any holder, unless the holder tendering Siderca ADSs differs from the person receiving ADSs of the Company in exchange therefor or cash in lieu of fractional shares or if a transfer tax is imposed for any reason other than the exchange of the Siderca ADSs, the issuance of ADSs of the Company pursuant to the exchange offer or the sale by the U.S. exchange agent of ADSs (or shares) of the Company in order that no fractional ADSs of the Company are issued to any holder, in which case the transferor will need to pay the amount of any transfer tax.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. The appropriate "Special Delivery Instructions" box and/or the "Special Issuance Instructions" box on this ADS letter of transmittal should be completed if:

- the statement for the ADSs of the Company to be issued in exchange for the Siderca ADSs are to be issued in the name of a person other than the signer of this ADS letter of transmittal, or

- the ADSs of the Company to be issued in exchange for the Siderca ADSs are to be sent to an address other than that indicated in the box entitled "Description of Siderca ADSs Tendered."

7. WAIVER OF CONDITIONS. The Company, in accordance with the terms of the exchange offer, has reserved the right to waive or vary all or any of the conditions stated in the prospectus, in whole or in part. See "Part Three--The Exchange Offer--Conditions to completion of the exchange offer" in the prospectus.

8. FORMS. If you hold Siderca ADSs, you must use an ADS letter of transmittal in order to tender your Siderca ADSs and accept the exchange offer. Holders of Siderca shares may not tender Siderca shares pursuant to this ADS letter of transmittal except insofar as they are represented by Siderca ADSs. A separate form of acceptance for tendering Siderca shares not represented by ADSs can be obtained from the information agent and the Argentine exchange agent. If you have questions or need assistance or additional copies of the prospectus or this ADS letter of transmittal contact the information agent at its address and telephone number set forth at the end of this ADS letter of transmittal.

9. LOST, DESTROYED OR STOLEN SIDERCA ADRS. If any of your Siderca ADRs representing Siderca ADSs have been lost, destroyed or stolen, you should promptly notify the depositary for the Siderca ADSs by checking the box immediately preceding "Special Delivery Instructions" and indicate the number of Siderca ADSs represented by the lost, destroyed or stolen Siderca ADRs. The depositary for the Siderca ADSs will be able to instruct you as to the steps that must be taken in order to replace the Siderca ADRs. This ADS letter of transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Siderca ADRs have been complied with.

10. FRACTIONAL ENTITLEMENTS. No fractional ADSs will be issued. The U.S. exchange agent will remit cash without interest in lieu of such fractional ADSs of the Company. No holder of Siderca ADSs shall be entitled to dividends, voting rights or other rights in respect of any fractional ADSs of the Company.

11. BACKUP WITHHOLDING. Under the U.S. federal income tax law, a holder whose tendered Siderca ADSs is accepted for exchange is required to provide the U.S. exchange agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9, which is enclosed. If the U.S. exchange agent is not provided with the correct TIN, the Internal Revenue Service ("IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Siderca ADSs exchanged pursuant to the exchange offer may be subject to a 30% backup withholding.

The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below the

Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the U.S. exchange agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the U.S. exchange agent. For further information concerning backup withholding and instructions for completing the enclosed Substitute Form W-9, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Exempt holders (including, among others, corporations) are not subject to backup withholding and should so certify on Substitute Form W-9. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement on the enclosed Form W-8BEN, signed under penalties of perjury, certifying such person's foreign status.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

                       PAYER'S NAME: JPMORGAN CHASE BANK

-------------------------------------------------------------------------------------------------------------------------------
                                     PART 1 -- TAXPAYER IDENTIFICATION                      Social Security Number or
  SUBSTITUTE                         NUMBER. Please provide your TIN in the              Employee Identification Number
  FORM W-9                           box at right and certify by signing and                ------------------------
DEPARTMENT OF THE TREASURY           dating below.
INTERNAL REVENUE SERVICE

                                   -------------------------------------------------------------------------------------------
                                     PART 2 -- CERTIFICATION. Under penalties of perjury, I certify that:
PAYER'S REQUEST FOR                  1) The number shown on this form is my correct Taxpayer Identification Number (or I am
TAXPAYER IDENTIFICATION              waiting for a number to be issued to me);
NUMBER ("TIN") AND
CERTIFICATION                        2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) I have been notified by the IRS that I am no longer subject to backup withholding;
                                     3) I am a U.S. Person (including a U.S. resident alien); and
                                     4) Any information provided on this form is true, correct and complete.
                                   -------------------------------------------------------------------------------------------
                                     PART 3 -- AWAITING TIN [ ]
-------------------------------------------------------------------------------------------------------------------------------

  CERTIFICATION INSTRUCTIONS.  You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such Item (2).
  SIGNATURE
  -----------------------------------------------------------------------------------------------------------------------------
  NAME
  -----------------------------------------------------------------------------------------------------------------------------
  (PLEASE PRINT)
  ADDRESS
  -----------------------------------------------------------------------------------------------------------------------------
  (INCLUDING ZIP CODE)
  DATE
 -----------------------------------------------------------------------------------------------------------------------------,
  2002
-------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF THE AMOUNT OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Officer, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:  ________   Date:  ________ , 2002

                The Information Agent for the exchange offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                          17 STATE STREET - 10TH FLOOR
                              NEW YORK, N.Y. 10004

                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
       ALL OTHERS INSIDE THE UNITED STATES CALL TOLL FREE: (866) 423-4875

Form W-8BEN                CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER         OMB No. 1545-1621
                                   FOR UNITED STATES TAX WITHHOLDING
(Rev. December 2000)     - SECTION REFERENCES ARE TO THE INTERNET REVENUE CODE.
                                      - SEE SEPARATE INSTRUCTIONS.
Department of the      - GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
Treasury                                    SEND TO THE IRS.
Internal Revenue
Service
--------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:

 --  A U.S. citizen or other U.S. person, including a resident alien
     individual.....................................................................                 W-9
 --  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the
     United States..................................................................               W-8ECI
 --  A foreign partnership, a foreign simple trust, or a foreign grantor trust
     (see instructions for exceptions)..............................................     W-8ECI or W-8IMY
 --  A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 152(2),
     501(c), 892, 895, or 1443(b) (see instructions)................................     W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
 --  A person acting as an intermediary.............................................               W-8IMY

NOTE: See instructions for additional exceptions.
--------------------------------------------------------------------------------
 PART I    IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
--------------------------------------------------------------------------------

  1  Name of individual or organization that is the beneficial       2  Country of incorporation or organization
     owner

-------------------------------------------------------------------------------------------------------------------

  3  Type of beneficial owner:     [ ] Individual           [ ] Corporation     [ ] Disregarded     [ ] Partnership
                                                                                entity

     [ ] Grantor trust             [ ] Complex trust        [ ] Estate          [ ] Government      [ ] International
                                                                                                    organization

     [ ] Central bank of issue     [ ] Tax-exempt           [ ] Private         [ ] Simple
                                   organization             foundation          trust


-------------------------------------------------------------------------------------------------------------------
  4  Permanent resident address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
     ADDRESS.

-------------------------------------------------------------------------------------------------------------------
     City or town, state or province. Include postal code where      Country (do not abbreviate)
     appropriate.

-------------------------------------------------------------------------------------------------------------------
  5  Mailing address (if different from above)

-------------------------------------------------------------------------------------------------------------------
     City or town, state or province. Include postal code where      Country (do not abbreviate)
     appropriate.

-------------------------------------------------------------------------------------------------------------------

  6  U.S. taxpayer identification number, if required (see           7 Foreign tax identifying number, if any (optional)
     instructions)
     [ ] SSN or ITIN   [ ] EIN
--------------------------------------------------------------------------------------------------------------------------
  8  Reference number(s) (see instructions)


--------------------------------------------------------------------------------
 PART II    CLAIM OF TAX TREATY BENEFITS (if applicable)
--------------------------------------------------------------------------------

 9   I CERTIFY THAT (CHECK ALL THAT APPLY):
 A   [ ]  The beneficial owner is a resident of  _______________
          within the meaning of the income tax treaty between the
          United States and that country.
 B   [ ]  If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
 C   [ ]  The beneficial owner is not an individual, derives the item
          (or items) of income for which the treaty benefits are
          claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see
          instructions).
 D   [ ]  The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign
          corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status
          (see instructions).
 E   [ ]  The beneficial owner is related to the person obligated to pay the income within the meaning os section 267(b) or
          707(b), and will file Form 8833 if the amount subject to
          withholding received during a calendar year exceeds, in the aggregate, $500,000.
10   SPECIAL RATES AND CONDITIONS (if applicable -- see instructions):
     The beneficial owner is claiming the provisions of Article
      _______________ of the treaty identified on line 9a above to claim a  _______________ % rate of withholding on (specify type of income:
     Explain the reasons the beneficial owner meets the terms of the treaty article:

--------------------------------------------------------------------------------
 PART III    NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------

11   [ ]  I have provided or will provide a statement that identifies those notional principal contracts from which the income is
          NOT effectively connected with the conduct of a trade or
          business in the United States. I agree to update this
          statement as required.

--------------------------------------------------------------------------------
 PART IV    CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
 -- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
 -- The beneficial owner is not a U.S. person, -- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, AND
 -- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

SIGN HERE   -            ------------------------------------------------------------------------------------
                         Signature of beneficial owner (or individual authorized to sign for beneficial owner)

SIGN HERE   -          -----------------     ------------------------
                       Date (MM-DD-YYYY)     Capacity in which acting

--------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.   Cat. No. 25047Z
                                                      Form W-8BEN (Rev. 12-2000)

Instructions for                                                      [IRS LOGO]
Form W-8BEN
(Rev. August 2001)
(Use with the December 2000 revision of Form W-8BEN.)
CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
FOR UNITED STATES TAX WITHHOLDING
Section references are to the Internal Revenue Code unless otherwise noted.
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

NOTE: For definitions of terms used throughout these instructions, see DEFINITIONS on pages 2 and 3.

PURPOSE OF FORM. Foreign persons are subject to U.S. tax at a 30% rate on income they receive from U.S. sources that consists of:

- Interest (including certain original issue discount (OID));

- Dividends;

- Rents;

- Royalties;

- Premiums;

- Annuities;

- Compensation for, or in expectation of, services performed;

- Substitute payments in a securities lending transaction; or

- Other fixed or determinable annual or periodical gains, profits, or income.

    This tax is imposed on the gross amount paid and is generally collected by withholding on that amount. A payment is considered to have been made whether it is made directly to the beneficial owner or to another person, such as an intermediary, agent, or partnership, for the benefit of the beneficial owner.

    If you receive certain types of income, you must provide Form W-8BEN to:

- Establish that you are not a U.S. person;

- Claim that you are the beneficial owner of the income for which Form W-8BEN is being provided; and

- If applicable, claim a reduced rate of, or exemption from, withholding as a resident of a foreign country with which the United States has an income tax treaty.

    You may also be required to submit Form W-8BEN to claim an exception from domestic information reporting and backup withholding for certain types of income that are not subject to foreign-person withholding. Such income includes:

- Broker proceeds.

- Short-term (183 days or less) original issue discount (OID).

- Bank deposit interest.

- Foreign source interest, dividends, rents, or royalties.

- Proceeds from a wager placed by a nonresident alien individual in the games of blackjack, baccarat, craps, roulette, or big-6 wheel.

    You may also use Form W-8BEN to certify that income from a notional principal contract is not effectively connected with the conduct of a trade or business in the United States.

    A withholding agent or payer of the income may rely on a properly completed Form W-8BEN to treat a payment associated with the Form W-8BEN as a payment to a foreign person who beneficially owns the amounts paid. If applicable, the withholding agent may rely on the Form W-8BEN to apply a reduced rate of withholding at source.

    Provide Form W-8BEN to the withholding agent or payer before income is paid or credited to you. Failure to provide a Form W-8BEN when requested may lead to withholding at a 30% rate (foreign-person withholding) or the backup withholding rate.

NOTE: For additional information and instructions for the withholding agent, see the INSTRUCTIONS FOR THE REQUESTER OF FORMS W-8BEN, W-8ECI, W-8EXP, AND W-8IMY.

WHO MUST FILE. You must give Form W-8BEN to the withholding agent or payer if you are a foreign person and you are the beneficial owner of an amount subject to withholding. Submit Form W-8BEN when requested by the withholding agent or payer whether or not you are claiming a reduced rate of, or exemption from, withholding.

DO NOT use Form W-8BEN if:

- You are a U.S. citizen (even if you reside outside the United States) or other U.S. person (including a resident alien individual). Instead, use FORM W-9, Request for Taxpayer Identification Number and Certification.

- You are a disregarded entity with a single owner that is a U.S. person and you are not a hybrid entity claiming treaty benefits. Instead, provide Form W-9.

- You are a nonresident alien individual who claims exemption from withholding on compensation for independent or dependent personal services performed in the United States. Instead, provide FORM 8233, Exemption from Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual, or FORM W-4, Employee's Withholding Allowance Certificate.

- You are receiving income that is effectively connected with the conduct of a trade or business in the United States. Instead, provide FORM W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States. If any of the income for which you have provided a Form W-8BEN becomes effectively connected, this is a change in circumstances and Form W-8BEN is no longer valid. You must file Form W-8ECI. See CHANGE IN CIRCUMSTANCES below.

- You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide FORM W-8EXP,Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, you should use Form W-8BEN if you are claiming treaty benefits or are providing the form only to claim you are a foreign person exempt from backup withholding. You should use Form W-8ECI if you received effectively connected income (for example, income from commercial activities).

- You are a foreign flow-through entity, other than a hybrid entity, claiming treaty benefits. Instead, provide FORM W-8IMY, Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding. However, if you are a partner, beneficiary, or owner of a flow-through entity and you are not yourself a flow-through entity, you may be required to furnish a Form W-8BEN to the flow-through entity.

- You are a reverse hybrid entity transmitting beneficial owner documentation provided by your interest holders to claim treaty benefits on their behalf. Instead, provide Form W-8IMY.

- You are a withholding foreign partnership or a withholding foreign trust. A withholding foreign partnership or a withholding foreign trust is a foreign partnership or trust that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each partner's, beneficary's, or owner's distributive share of income subject to withholding that is paid to the partnership or trust. Instead, provide Form W-8IMY.

- You are acting as an intermediary (that is, acting not for your own account, but for the account of others as an agent, nominee, or custodian). Instead, provide Form W-8IMY.

GIVING FORM W-8BEN TO THE WITHHOLDING AGENT. DO NOT send Form W-8BEN to the IRS. Instead, give it to the person who is requesting it from you. Generally, this will be the person from whom you receive the payment or who credits your account. Give Form W-8BEN to the person requesting it before the payment is made to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% rate (foreign-person withholding) or backup withholding rate. If you receive more than one type of income from a single withholding agent for which you claim different benefits, the withholding agent may, at its option, require you to submit a Form W-8BEN for each different type of income. Generally, a separate Form W-8BEN must be given to each withholding agent.

NOTE: If you own the income or account jointly with one or more other persons, the income or account will be treated by the withholding agent as owned by a foreign person if Forms W-8BEN are provided by all of the owners. If the withholding agent receives a Form W-9 from any of the joint owners, the payment must be treated as made to a U.S. person.

CHANGE IN CIRCUMSTANCES. If a change in circumstances makes any information on the Form W-8BEN you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the change in circumstances and you MUST file a new Form W-8BEN or other appropriate form.

    If you use Form W-8BEN to certify that you are a foreign person, a change of address to an address in the United States is a change in circumstances. Generally, a change of address within the same foreign country or to another foreign country is not a change in circumstances. However, if you use Form W-8BEN to claim treaty benefits, a move to the United States or outside the country where you have been claiming treaty benefits is a change in circumstances. In that case, you must notify the withholding agent or payer within 30 days of the move.

    If you become a U.S. citizen or resident after you submit Form W-8BEN, you are no longer subject to the 30% foreign-person withholding rate. You must notify the withholding agent or payer within 30 days of becoming a U.S. citizen or resident. You may be required to provide a Form W-9. For more information, see Form W-9 and instructions.

    EXPIRATION OF FORM W-8BEN. Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. For example, a Form W-8BEN signed on September 30, 2001, remains valid through December 31, 2004. A Form W-8BEN furnished with a U.S. TIN will remain in effect until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the Form W-8BEN. See LINE 6 on page 4 for circumstances under which you MUST provide a U.S. TIN.

DEFINITIONS

BENEFICIAL OWNER. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.

Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (that is, a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of a foreign grantor trust (that is, a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owners of income paid to a foreign complex trust (that is, a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.

    The beneficial owner of income paid to a foreign estate is the estate itself.

NOTE: A payment to a U.S. partnership, U.S. trust, or U.S. estate is treated as a payment to a U.S. payee that is not subject to 30% foreign-person withholding. A U.S. partnership, trust, or estate should provide the withholding agent with a Form W-9.

FOREIGN PERSON. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.

NONRESIDENT ALIEN INDIVIDUAL. Any individual who is not a citizen or resident of the United States is a nonresident alien individual. An alien individual meeting either the "green card test" or the "substantial presence test" for the calendar year is a resident alien. Any person not meeting either test is a nonresident alien individual. Additionally, an alien individual who is a resident of a foreign country under the residence article of an income tax treaty, or an alien individual who is a resident of Puerto Rico, Guam, the Commonwealth of the Northern Mariana Islands, the U.S. Virgin Islands, or American Samoa is a nonresident alien individual. See PUB. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

NOTE: Even though a nonresident alien individual married to a U.S. citizen or resident alien may choose to be treated as a resident alien for certain purposes (for example, filing a joint income tax return), such individual is still treated as a nonresident alien for withholding tax purposes on all income except wages.

FLOW-THROUGH ENTITY. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see below) with respect to the payment by an interest holder's jurisdiction.

HYBRID ENTITY. A hybrid entity is any person (other than an individual) that is treated as fiscally transparent (see below) in the United States but is not treated as fiscally transparent by a country with which the United States has an income tax treaty. Hybrid entity status is relevant for claiming treaty benefits. See LINE 9C on page 5.

REVERSE HYBRID ENTITY. A reverse hybrid entity is any person (other than an individual) that is not fiscally transparent under U.S. tax law principles but that is fiscally transparent under the laws of a jurisdiction with which the United States has an income tax treaty. See LINE 9C on page 5.

FISCALLY TRANSPARENT ENTITY. An entity is treated as fiscally transparent with respect to an item of income for which treaty benefits are claimed to the extent that the interest holders in the entity must, on a current basis, take into account separately their shares of an item of income paid to the entity, whether or not distributed, and must determine the character of the items of income as if they were realized directly from the sources from which realized by the entity. For example, partnerships, common trust funds, and simple trusts or grantor trusts are generally considered to be fiscally transparent with respect to items of income received by them.

DISREGARDED ENTITY. A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.

AMOUNTS SUBJECT TO WITHHOLDING. Generally, an amount subject to withholding is an amount from sources within the United States that is fixed or determinable annual or periodical (FDAP) income. FDAP income is all income included in gross income, including interest (as well as OID), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums).

WITHHOLDING AGENT. Any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding is a withholding agent. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity, including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) the amount subject to withholding to the foreign person (or to its agent) must withhold.

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SPECIFIC INSTRUCTIONS

NOTE: A hybrid entity should give Form W-8BEN to a withholding agent only for income for which it is claiming a reduced rate of withholding under an income tax treaty. A reverse hybrid entity should give Form W-8BEN to a withholding agent only for income for which NO treaty benefit is being claimed.

PART I

LINE 1. Enter your name. If you are a disregarded entity with a single owner who is a foreign person and you are not claiming treaty benefits as a hybrid entity, this form should be completed and signed by your foreign single owner. If the account to which a payment is made or credited is in the name of the disregarded entity, the foreign single owner should inform the withholding agent of this fact. This may be done by including the name and account number of the disregarded entity on line 8 (reference number) of the form. However, if you are a disregarded entity that is claiming treaty benefits as a hybrid entity, this form should be completed and signed by you.

LINE 2. If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter N/A (for "not applicable").

LINE 3. Check the ONE box that applies. By checking a box, you are representing that you qualify for this classification. You must check the box that represents your classification (for example, corporation, partnership, trust, estate, etc.) under U.S. tax principles. DO NOT check the box that describes your status under the law of the treaty country. If you are a partnership or disregarded entity receiving a payment for which treaty benefits are being claimed, you MUST check the "Partnership" or "Disregarded entity" box. If you are a sole proprietor, check the "Individual" box, not the "Disregarded entity" box.

[CAUTION GRAPHIC]
       Only entities that are tax-exempt under section 501 should check the "Tax-exempt organizations" box. Such organizations should use Form W-8BEN only if they are claiming a reduced rate of withholding under an income tax treaty or some code exception other than section 501. Use Form W-8EXP if you are claiming an exemption from withholding under section 501.

LINE 4. Your permanent residence address is the address in the country where you claim to be a resident for purposes of that country's income tax. If you are giving Form W-8BEN to claim a reduced rate of withholding under an income tax treaty, you must determine your residency in the manner required by the treaty. DO NOT show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.

LINE 5. Enter your mailing address only if it is different from the address you show on line 4.

LINE 6. If you are an individual, you are generally required to enter your social security number (SSN). To apply for an SSN, get FORM SS-5 from a Social Security Administration (SSA) office. Fill in Form SS-5 and return it to the SSA.

    If you do not have an SSN and are not eligible to get one, you must get an individual taxpayer identification number (ITIN). TO APPLY FOR AN ITIN, file FORM W-7 with the IRS. It usually takes 4-6 weeks to get an ITIN.

    If you are not an individual (for example, a foreign estate or trust), or you are an individual who is an employer or who is engaged in a U.S. trade or business as a sole proprietor, use FORM SS-4, Application for Employer Identification Number, to obtain an EIN. If you are a disregarded entity claiming treaty benefits as a hybrid entity, enter YOUR EIN.

    You MUST provide a U.S. taxpayer identification number (TIN) if you are:

    1. Claiming an exemption from withholding under section 871(f) for certain annuities received under qualified plans, or

    2. A foreign grantor trust with 5 or fewer grantors, or

    3. Claiming benefits under an income tax treaty.

    However, a U.S. TIN is not required to be shown in order to claim treaty benefits on the following items of income:

- Dividends and interest from stocks and debt obligations that are actively traded;

- Dividends from any redeemable security issued by an investment company registered under the Investment Company Act of 1940 (mutual fund);

- Dividends, interest, or royalties from units of beneficial interest in a unit investment trust that are (or were upon issuance) publicly offered and are registered with the SEC under the Securities Act of 1933; and

- Income related to loans of any of the above securities.

NOTE: You may want to obtain and provide a U.S. TIN on Form W-8BEN even though it is not required. A Form W-8BEN containing a U.S. TIN remains valid for as long as your status and the information relevant to the certifications you make on the form remain unchanged provided at least one payment is reported to you annually on Form 1042-S.

LINE 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here. For example, if you are a resident of Canada, enter your Social Insurance Number.

LINE 8. This line may be used by the filer of Form W-8BEN or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, withholding agents who are required to associate the Form W-8BEN with a particular Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear. A beneficial owner may use line 8 to include the number of the account for which he or she is providing the form. A foreign single owner of a disregarded entity may use line 8 to inform the withholding agent that the account to which a payment is made or credited is in the name of the disregarded entity (see instructions for line 1 on page 3).

PART II

LINE 9A. Enter the country where you claim to be a resident for income tax treaty purposes. For treaty purposes, a person is a resident of a treaty country if the person is a resident of that country under the terms of the treaty.

LINE 9B. If you are claiming benefits under an income tax treaty, you must have a U.S. TIN unless one of the exceptions listed under LINE 6 above applies.

LINE 9C. An entity (but not an individual) that is claiming a reduced rate of withholding under an income tax treaty must represent that it (A) derives the item of income for which the treaty benefit is claimed and (B) meets the limitation on benefits provisions contained in the treaty, if any.

    An item of income may be derived by either the entity receiving the item of income or by the interest holders in the entity or, in certain circumstances, both. An item of income paid to an entity is considered to be derived by the entity only if the entity is not fiscally transparent under the laws of the entity's jurisdiction with respect to the item of income. An item of income paid to an entity shall be considered to be derived by the interest holder in the entity only if (A) the interest holder is not fiscally transparent in its jurisdiction with respect to the item of income and (B) the entity is considered to be fiscally transparent under the laws of the interest holder's jurisdiction with respect to the item of income. An item of income paid directly to a type of entity specifically identified in a treaty as a resident of a treaty jurisdiction is treated as derived by a resident of that treaty jurisdiction.

    If an entity is claiming treaty benefits on its own behalf, it should complete Form W-8BEN. If an interest holder in an entity that is considered fiscally transparent in the interest holder's jurisdiction is claiming a treaty benefit, the interest holder should complete Form W-8BEN on its own behalf and the fiscally transparent entity should associate the interest holder's Form W-8BEN with a Form W-8IMY completed by the entity.

NOTE: An income tax treaty may not apply to reduce the amount of any tax on an item of income received by an entity that is treated as a domestic corporation for U.S. tax purposes. Therefore, neither the domestic corporation nor its shareholders are entitled to the benefits of a reduction of U.S. income tax on an item of income received from U.S. sources by the corporation.

    To determine whether an entity meets the limitation on benefits provisions of a treaty, you must consult the specific provisions or articles under the treaties. Income tax treaties are available on the IRS Web Site at www.irs.gov/ind _ info/treaties.html.

NOTE: If you are an entity that derives the income as a resident of a treaty country, you may check this box if the applicable income tax treaty does not contain a "limitation on benefits" provision.

LINE 9D. If you are a foreign corporation claiming treaty benefits under an income tax treaty that entered into force before January 1, 1987 (and has not been renegotiated) on (A) U.S. source dividends paid to you by another foreign corporation or (B) U.S. source interest paid to you by a U.S. trade or business of another foreign corporation, you must generally be a "qualified resident" of a treaty country. See section 884 for the definition of interest paid by a U.S. trade or business of a foreign corporation ("branch interest") and other applicable rules.

    In general, a foreign corporation is a qualified resident of a country if one or more of the following applies:

- It meets a 50% ownership and base erosion test.

- It is primarily and regularly traded on an established securities market in its country of residence or the United States.

- It carries on an active trade or business in its country of residence.

- It gets a ruling from the IRS that it is a qualified resident.

    See Regulations section 1.884-5 for the requirements that must be met to satisfy each of these tests.

[CAUTION GRAPHIC]
       If you are claiming treaty benefits under an income tax treaty entered into force after December 31, 1986, DO NOT check box 9d. Instead, check box 9c.

LINE 9E. Check this box if you are related to the withholding agent within the meaning of section 267(b) or 707(b) and the aggregate amount subject to withholding received during the calendar year exceeds $500,000. Additionally, you must file FORM 8833, Treaty-Based Return Position Disclosure Under Section 6114 or 7701(b).

LINE 10. Line 10 must be used ONLY if you are claiming treaty benefits that require that you meet conditions not covered by the representations you make in lines 9a through 9e. However, this line should always be completed by foreign students and researchers claiming treaty benefits. See SCHOLARSHIP AND FELLOWSHIP GRANTS below for more information.

    Additional examples of persons who should complete this line are:

    1. Exempt organizations claiming treaty benefits under the exempt organization articles of the treaties with Canada, Mexico, Germany, and the Netherlands.

    2. Persons claiming an exemption under a personal services article that contains a monetary threshold.

    3. Foreign corporations that are claiming a preferential rate applicable to dividends based on ownership of a specific percentage of stock.

    4. Persons claiming treaty benefits on royalties if the treaty contains different withholding rates for different types of royalties.

    This line is generally not applicable to claiming treaty benefits under an interest or dividends (other than dividends subject to a preferential rate based on ownership) article of a treaty.

    SCHOLARSHIP AND FELLOWSHIP GRANTS. A nonresident alien student (including a trainee or business apprentice) or researcher who receives scholarship or fellowship grant income may use Form W-8BEN to claim benefits under a tax treaty that apply to reduce or eliminate U.S. tax on such income. NO FORM W-8BEN IS REQUIRED UNLESS A TREATY BENEFIT IS BEING CLAIMED. A nonresident alien student or researcher who receives compensation for personal services should use Form 8233 to claim any benefits of a tax treaty that apply to such compensation if the compensation is included in, or is in addition to, the individual's scholarship or fellowship grant income.

NOTE: If you are a nonresident alien individual who received noncompensatory scholarship or fellowship income and personal services income FROM THE SAME WITHHOLDING AGENT, you may use Form 8233 to claim a tax treaty withholding exemption for part or all of BOTH types of income.

    Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on income from a scholarship or fellowship grant. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for scholarship or fellowship grant income even after the recipient has otherwise become a U.S. resident alien for tax purposes. Thus, a student or researcher may continue to use Form W-8BEN to claim a tax treaty benefit if the withholding agent has otherwise indicated an intention to withhold on a scholarship or fellowship grant.

    EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.

    COMPLETING LINES 4 AND 9A. Most tax treaties that contain an article exempting scholarship or fellowship grant income from taxation require that the recipient be a resident of the other treaty country at the time of, or immediately prior to, entry into the United States. Thus, a student or researcher may claim the exemption even if he or she no longer has a permanent address in the other treaty country after entry into the United States. If this is the case, you may provide a U.S. address on line 4 and still be eligible for the exemption if all other conditions required by the tax treaty are met. You must also identify on line 9a the tax treaty country of which you were a resident at the time of, or immediately prior to, your entry into the United States.

    COMPLETING LINE 10. You must complete line 10 if you are a student or researcher claiming an exemption from taxation on your scholarship or fellowship grant income under a tax treaty. You must identify the applicable treaty article. Additionally, if you are a U.S. resident alien and are relying on an exception contained in the saving clause of a tax treaty to claim exemption from taxation on your scholarship or fellowship income, you must specify the article number (or location) in the tax treaty that contains the saving clause and its exceptions.

PART III
If you check this box, you must provide the withholding agent with the required statement for income from a notional principal contract that is to be treated as income not effectively connected with the conduct of a trade or business in the United States. You should update this statement as often as necessary. A new Form W-8BEN is not required for each update provided the form otherwise remains valid.

PART IV
Form W-8BEN must be signed and dated by the beneficial owner of the income, or, if the beneficial owner is not an individual, by an authorized representative or officer of the beneficial owner. If Form W-8BEN is completed by an agent acting under a duly authorized power of attorney, the form must be accompanied by the power of attorney in proper form or a copy thereof specifically authorizing the agent to represent the principal in making, executing, and presenting the form. FORM 2848, Power of Attorney and Declaration of Representative, may be used for this purpose. The agent, as well as the beneficial owner, may incur liability for the penalties provided for an erroneous, false, or fraudulent form.

BROKER TRANSACTIONS OR BARTER EXCHANGES. Income from transactions with a broker, or barter exchanges, is subject to reporting rules and backup withholding unless Form W-8BEN or a substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person.

    You are an exempt foreign person for a calendar year in which: (A) you are a nonresident alien individual or a foreign corporation, partnership, estate, or trust; (B) you are an individual who has not been, and does not plan to be, present in the United States for a total of 183 days or more during the calendar year; and (C) you are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

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PAPERWORK REDUCTION ACT NOTICE.  We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.

    You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

    The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: RECORDKEEPING, 5 hr., 58 min.; LEARNING ABOUT THE LAW OR THE FORM, 3 hr., 46 min.; PREPARING AND SENDING THE FORM TO IRS, 4 hr., 2 min.

    If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. DO NOT send Form W-8BEN to this office. Instead, give it to your withholding agent.
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